Horizon Pharma plc October 13, 2014 Friedreich's Ataxia Analyst Day Presentation Exhibit 99.2 Non-Confidential Information – Horizon Pharma plc

Forward-Looking Statements

Non-Confidential Information – Horizon Pharma plc
This presentation contains forward-looking statements, including, but not limited to, statements related to the consummated business combination transaction between Horizon Pharma, Inc. and Vidara Therapeutics  International plc and the benefits thereof, the strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential of the combined company –
Horizon Pharma plc, development programs and management structure, and other statements that are not historical facts.
This presentation also includes forward-looking statements regarding results of the Phase 2 clinical trial of ACTIMMUNE and management expectations and plans regarding further study of ACTIMMUNE in Friedreich’s ataxia (FA) , related discussions with the FDA,  the potential for
ACTIMMUNE as a treatment for FA patients, and potential sales opportunity for ACTIMMUNE.   The statements made by representatives of the
Friedreich’s Ataxia Research Alliance and the Collaborative Clinical Research Network in Friedreich’s Ataxia represent their independent conclusions and recommendations.
These forward-looking statements are based on Horizon Pharma plc’s current expectations and inherently involve significant risks and
uncertainties.   Actual results and the timing of events could differ materially from those anticipated in such forward looking statements as a result of these risks and uncertainties, which include, without limitation, risks related to future opportunities and plans for Horizon Pharma plc, including uncertainty of the expected financial performance and results; disruption from the transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if Horizon Pharma plc does not achieve the perceived benefits of the transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of its shares could decline, as well as other risks related to Horizon Pharma plc’s business, including whether results of subsequent studies will be consistent with results of the Phase 2 clinical trial of ACTIMMUNE; risks regarding timing and outcome of regulatory review and approval of product candidates; its dependence on sales of its existing products and its ability to increase sales of its existing products; Horizon Pharma plc’s ability to successfully execute its commercial strategy and achieve projected financial results in 2014 and 2015; the fact that past financial or operating results are not a guarantee of future results; competition, including potential generic competition; the ability of Horizon Pharma plc to protect its intellectual property and defend its patents; regulatory obligations and oversight; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Horizon Pharma plc’s  SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2013.  Horizon Pharma plc undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations.
For full prescribing information, please see product websites; www.DUEXIS.com
www.ACTIMMUNE.com
www.RAYOSrx.com www.VIMOVO.com , ; ; .

Non-Confidential Information – Horizon Pharma plc
Forward-Looking Statements – Friedreich’s Ataxia
Slides regarding the Friedreich’s ataxia population and market are from a report prepared by L.E.K. Consulting LLC (“L.E.K.”) and
are being provided for informational purposes only.   Recipients of such report and the information contained therein are not permitted to rely on the report, and their access to the report is not a substitute for the investigations and due diligence that any
such recipient would ordinarily undertake.   L.E.K. is not and shall not be responsible for decisions made by any such recipient of
the report.   L.E.K. owes no obligations or duties to recipients of this report in connection with the report, whether in contract, tort (including negligence), breach of statutory duty or otherwise.
During the course of L.E.K.’s analysis, certain assumptions and forecasts may have been developed.   These assumptions are
inherently subject to uncertainties, and actual results may differ from those projected.   While L.E.K. believes that the
assumptions and forecasts are reasonably based, L.E.K. does not provide any assurance that these assumptions are correct, or
that any forecasts will reflect actual results.   Therefore, no representation is made or intended to be made, nor should be
inferred, with respect to the likely occurrence of any particular future set of facts.   L.E.K.’s analysis is based on information
available at the time it prepared its analysis and on certain assumptions, including, but not limited to, assumptions regarding future events, developments and uncertainties and contains “forward-looking statements” (statements that may include, without limitation, statements about projected revenues, earnings, market opportunities, strategies, competition, expected activities and expenditures, and at times may be identified by the use of words such as “may”, “could”, “should”, “would”, “project”, “believe”,
“anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue” and variations of these words or
comparable words).   L.E.K. is not able to predict future events, developments and uncertainties. Consequently, any of the forward-looking statements contained in this report may prove to be incorrect or incomplete, and actual results could differ
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projections or estimates in this report will be realized.  Nothing contained herein is, or should be relied upon as, a promise or representation as to the future.

Non-Confidential Information – Horizon Pharma plc
Note Regarding Use of Non-GAAP Financial Measures

Horizon provides certain financial measures such as adjusted non-GAAP net income (loss), adjusted non-GAAP net income (loss) per share, non-
GAAP gross profit margins and non-GAAP cash from operations that include adjustments to GAAP figures.  These adjustments to GAAP exclude acquisition transaction related expenses as well as non-cash items such as stock compensation, depreciation and amortization, accretion, non-
cash interest expense, and other non-cash adjustments such as the increase or decrease in the fair value of the embedded derivative associated with the Company’s convertible senior notes.  Certain other special items or substantive events may also be included in the non-GAAP adjustments periodically when their magnitude is significant within the periods incurred.  EBITDA, or earnings before interest, taxes, depreciation and amortization, and adjusted EBITDA are also used and provided by Horizon as non-GAAP financial measures.  Horizon believes that these non-GAAP financial measures, when considered together with the GAAP figures, can enhance an overall understanding of Horizon's financial performance.  The non-GAAP financial measures are included with the intent of providing investors with a more complete understanding of the Company’s operational results, trends and expectations.  In addition, these non-GAAP financial measures are among the indicators Horizon’s management uses for planning and forecasting purposes and measuring the Company's performance.  These non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, non-GAAP financial measures used by other companies.  The Company has not provided a reconciliation of full year 2014 or 2015 adjusted
EBITDA outlook to a net income (loss) outlook because certain items that are a component of net income (loss) but not part of adjusted EBITDA, such as the gain (loss) on derivative revaluation associated with the convertible senior notes, stock compensation, acquisition related expenses and certain purchase accounting items such as intangibles and step-up inventory, cannot be reasonably projected, either due to the significant impact of changes in Horizon’s stock price on derivative revaluation and stock compensation, or the variability associated with acquisition related expenses and purchase accounting items due to timing and other factors.

Friedreich’s Ataxia Analyst Day Agenda

Non-Confidential Information – Horizon Pharma plc
Overview & Vision for ACTIMMUNE ® Timothy P. Walbert
Chairman, President and Chief Executive Officer
FA Overview & ACTIMMUNE Phase 2
Clinical Trial Results
Jennifer Farmer,  MS
Certified Genetic Counselor
Executive Director, FARA and Coordinator,
Collaborative Clinical Research Network in FA
FARA’s Mission and Strategy Ronald J. Bartek
Co-Founder & President of FARA
ACTIMMUNE Clinical & Regulatory Plan Jeffrey W.  Sherman,  M.D., FACP
Executive Vice President, Research and
Development, Chief Medical Officer
FA Market Overview Brian Andersen
Group Vice President and General Manager,
Orphan Business Unit
Business Development Strategy Robert F. Carey
Executive Vice President, Chief Business Officer
Q&A All

6 HZNP Overview and Vision for ACTIMMUNE® Timothy P. Walbert Chairman, President and Chief Executive Officer Non-Confidential Information – Horizon Pharma plc

ACTIMMUNE®
(Interferon gamma-1b)

DUEXIS®
(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

RAYOS®
(Prednisone) Delayed-release Tablets

VIMOVO
(naproxen/esomeprazole magnesium)
375/20-500/20 mg delayed-release tablets

Non-Confidential Information – Horizon Pharma plc
(1) On a non-GAAP basis
(2) RAYOS is known as LODOTRA outside the United States
•
Profitable
(1)
specialty biopharmaceutical
company with accelerating growth
•
Integrated commercial model with track
record of execution
•
Four products targeting unmet
therapeutic needs in orphan diseases,
primary care and specialty segments
•
Experienced, proven leadership team
•
Tax efficient corporate platform
facilitating an aggressive business
development strategy via
product/company acquisitions
Horizon Pharma plc Overview

(2)

ACTIMMUNE®
(Interferon gamma-1b)

VIMOVO
(naproxen/esomeprazole magnesium)
375/20-500/20 mg delayed-release tablets

DUEXIS®
(ibuprofen and famotidine) Tablets
800 mg/26.6 mg

RAYOS®
(Prednisone) Delayed-release Tablets

VIMOVO
(naproxen/esomeprazole magnesium)
375/20-500/20 mg delayed-release tablets

Non-Confidential Information – Horizon Pharma plc
Four U.S. Products in Three Market Segments

• 7 clinical science associates
– Academic medical centers
– Infectious disease and
immunology
Orphan Diseases Primary Care
• 250 sales reps
– Primary care
– Orthopedic surgeons
Specialty
• 42 sales reps
– Rheumatology

Non-Confidential Information – Horizon Pharma plc
2012 2013 2014E
(1)
2Q 2013 2Q 2014 2015E
(1)
~495% Year-over-Year
Net Sales Growth
2Q13 vs. 2Q14
Accelerating Growth in Net Sales and EBITDA

$18.8
$74.0
$270 - $280
$380 - $405
$11.1
$66.1
$(73.3)
$(33.5)
$80 - $90
$(12.5)
$23.8
$(150.0)
$(50.0)
$50.0
$150.0
$250.0
$350.0
$450.0
Net Sales Adjusted EBITDA
$150 -
$170
(1) Guidance provided on September 19, 2014 which included estimated ACTIMMUNE results and excluded transaction related expenses. By this presentation,
Horizon is not confirming or updating September 19, 2014 financial guidance.

Non-Confidential Information – Horizon Pharma plc
• Adjusted 2Q 2014 non-GAAP net income was $20.7 million, or $0.28 non-GAAP basic earnings per share and $0.21 non-GAAP diluted earnings per share
(1) RAYOS is known as LODOTRA outside the United States
Consistently Improving Quarterly Growth

$9
$11
$24
$30
$52
$66
$0
$10
$20
$30
$40
$50
$60
$70
1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
LODOTRA
(1)
RAYOS
(1)
DUEXIS
VIMOVO

Non-Confidential Information – Horizon Pharma plc 11 ACTIMMUNE – Making a Difference in Patients’ Lives See full prescribing information at www.ACTIMMUNE.com

ACTIMMUNE - $500M Product Opportunity*

ACTIMMUNE in CGD/SMO
+
•
ACTIMMUNE (interferon gamma-1b)
•
Indications
– Reduction of the frequency and
severity of serious infections
associated with Chronic
Granulomatous Disease (CGD)
– Delaying time to disease
progression in patients with severe,
malignant osteopetrosis (SMO)
•
270 CGD/SMO patients on drug
ACTIMMUNE in FA
•
Friedreich's ataxia is a debilitating,
life-shortening, ultra-orphan
disorder
•
Prevalence of 1 in 50,000 people in
U.S. or ~3,700 U.S. patients
•
No FDA approved treatment for
patients
•
Strong efficacy signal in Phase 2
study
•
Plan to partner with FARA and
rapidly move into Phase 3
registration program
* Subject to approval in Friedreich’s ataxia
+
See full prescribing information at www.ACTIMMUNE.com
Non-Confidential Information – Horizon Pharma plc

Non-Confidential Information – Horizon Pharma plc
•
$73.6 million annual sales and $39.1 million operating income run-rate based on 2Q
2014 performance
•
Q2 2014 ACTIMMUNE sales of $18.4M, an increase of $4.9 million from 2Q 2013
ACTIMMUNE Financial Overview – Q2 2014

($ in millions)
2014 2013 2014 2013
Product Sales, net 18.4 $               13.5 $               35.7 $               25.9 $
Cost of product sales 0.8                      1.7                      1.7                      3.2
Gross Profit 17.6                    11.8                    34.1                    22.7
Gross Margin 96% 87% 95% 88%
Operating Expenses 7.8                      6.1                      17.1                    12.6
Income from Operations 9.8                      5.7                      17.0                    10.1
Operating Margin 53% 42% 47% 39%
Other Expenses 0.2                      0.6                      0.5                      1.6
Income Taxes 0.4                      (0.8)                     0.7                      (1.5)
Net Income 9.2 $                   5.9 $                   15.7 $               10.1 $
Net Margin 50% 44% 44% 39%
(Unaudited) (Unaudited)
Three Months Ended June 30, Six Months Ended June 30,

Non-Confidential Information – Horizon Pharma plc
Drive market penetration in
CGD (currently < 30%)
Meet with FDA and finalize Phase 3
program in Friedreich’s ataxia
Identify further potential
indications with proven science
Rapidly understand opportunity in
Cutaneous T-cell lymphoma and
Eczema Herpeticum
ACTIMMUNE Strategy
Drive CGD Penetration and Rapidly Expand Market Opportunity

Non-Confidential Information – Horizon Pharma plc

FA & ACTIMMUNE Phase 2 Clinical Trial Results
Jennifer Farmer,  MS, Certified Genetic Counselor
Executive Director, FARA
Coordinator, Collaborative Clinical Research
Network in FA

Friedreich Ataxia (FA)
• A rare, genetic condition that is a progressive
degenerative disease of children, adolescents and
adults
•
Affects 1 in 50,000
•
Estimated 4-5,000 individuals in US and 15,000
worldwide
• Nicolaus Friedreich first described in 1860’s based on
6 patients from 2 families
• Typically thought of as a neurodegenerative disease
as this is the most visible and common symptom;
however FA is a multi-system disease
• Genotypic and phenotypic heterogeneity

–
Childhood onset is associated with more rapid progression.
•
Onset/symptoms appear between ages of 5-15 years
•
Late teens – early twenties most individuals are wheelchair-bound and require assistance with ADLs
–
Late onset (diagnosed after age 20) is associated with slower progression and overall more mild phenotype

Cerebellum

Dentate
Nucelus
Brainstem
Cerebellum

Cerebellum

cortex
thalamus
dorsal root
ganglion
medulla
from
periphery
spinal cord

FA – Clinical Features
Clinical features:  Neuro
•
Loss of large sensory neurons - proprioception
–
Loss of balance and coordination
–
Loss of reflexes
•
Loss of spinocerebellar tracts
–
Loss of balance and coordination
•
Loss of motor tracts to a lesser degree
•
Loss of dentate nucleus of the cerebellum
–
Dysarthria (slurred speech), modest eye movement
abnormalities
•
Loss of a few other specific sites.
–
Vision, hearing loss
•
Sparing of cerebellar cortex, cerebral cortex
–
Normal cognition
•
Overall loss of relatively few neurons, modest number of
axonal tracts----MRI scans are normal or almost normal in
early disease

FA – Not just Neuro but Multi-system condition
•
Heart:  Cardiomyopathy and arrhythmia
–
Hypertrophic cardiomyopathy can be
progressive and severe and early
morbidity and mortality
–
Clinically significant arrhythmia
•
Endo:  Diabetes –10-20%; >65% Insulin
resistance
•
ENT
–
Swallowing difficulty in later stage
patients
–
Hearing loss – 10-15% of patients
•
Ophthal
–
Optic atrophy – present in 10% of pts
–
Fixation abnormalities common
(square wave jerks, ocular flutter)
•
Skeletal:  Scoliosis
-Corrective surgery required in up to
50% of patients
-Pes cavus
•
Fatigue:  Nearly all patients
experience significant fatigue that
impacts quality of life.
•
Cognition remains normal

Friedreich’s Ataxia:  Management
•
No treatment to stop progression of disease
•
Most individuals take vitamins and antioxidants
•
Annual Echocardiogram and EKG
– Treat cardiac symptoms as they appear
– No clinical treatment guidelines
•
Annual glucose
•
Annual scoliosis screening (especially kids ages 7-18)
– Spinal fusion – as needed
•
Annual vision and hearing screening
•
Annual PT/OT/Speech

9p24.2
9p23
9p22.2
9p21.3
9p21.1
9p13.2
9p12
9q12
9q21.11
9q21.13
9q21.31
9q21.33
9q22.2
9q22.32
9q31.1
9q31.3
9q33.1
9q33.3
9q34.12
9q34.2

FARA Friedreich's Ataxia Research Alliance

Diagnosis - FXN gene identified in 1996 Exon 1 2 3 4 5 4 GAA FXN Gene 5 Transcription Translation Frataxin: highly conserved; functions in mitochondria 20

Diagnosis - FXN gene identified in 1996 Exon 1 2 3 4 GAA 5 Exon 1 2 3 4 GAA 5 GAA repeats 3-33 – normal GAA repeats 66-1700 - abnormal Frataxin 21

Diagnosis - FXN gene identified in 1996 Exon 1 2 3 4 GAA 5 Exon 1 2 3 4 GAA 5 Mat Pat Low frataxin 22

180
160
140
120
100
80
60
40
20
0
FXN, % of ctl
R² = 0.1533
0
200
400
600
800
1000
1200
1400
GAA Repeat Length

Friedreich's Ataxia Research Alliance

Frataxin Correlates with GAA repeat length
Deutsch et al., Mol Genet Metab. 2010
Measured frataxin levels inversely correlates with GAA repeat length, suggesting that the assay is useful for assessing severity of disease in buccal cells.

120
100
80
60
40
20
0
FXN, % of control
Controls (n=40)
Carriers (n=81)
Patients (n=195)

Friedreich's Ataxia Research Alliance

p <<< 0.0001 p <<< 0.0001 p <<< 0.0001 p <<< 0.0001 p <<< 0.0001 p <<< 0.0001 Two Encouraging Learnings: 1) Individuals with FA make some Frataxin; 2) One does not need 100% 24

Extramitochondrial Fe–S proteins
Frataxin
Atm1p
ABC7
OH⁻
ISCs
Fe
S
ISC
Complex I
Complex II
Complex III
IscS
Nfs1p
Ala + S
Cys
Frataxin?
Mitochondrial Fe–S proteins
Fe2+/3+
O2⁻ ROS
IscU
Isu1p
Isu2p
Aconitase
OH⁻
Mitochondrion
Fe

FARA Friedreich's Ataxia Research Alliance

Low frataxin = mitochondrial dysfunction and energy deprivation Frataxin: highly conserved; functions in mitochondria 25

HMG Advance Access published April 4, 2012

Human Molecular Genetics, 2012 *1–7*
doi:10.1093/hmg/dds110

Interferon gamma upregulates frataxin and corrects the functional deficits in a Friedreich ataxia model

Barbara Tomassini[1], Gaetano Arcuri[1], Silvia Fortuni[1], Chiranjeevi Sandi[2], Vahid Ezzatizadeh[2], Carlo Casali[3], Ivano Condò[1], Florence Malisan[1], Sahar Al-Mahdawi[2], Mark Pook[2] and Roberto Testi[1,*]

[1]Laboratory of Immunology and Signal Transduction, University of Rome 'Tor Vergata', 00133 Rome, Italy, [2]Division of Biosciences, School of Health Sciences and Social Care, Brunel University, Uxbridge UB8 3PH, UK and [3]Department of Neurology, University of Rome 'La Sapienza', Polo Pontino, 04100 Latina, Italy

Received January 14, 2012; Revised and Accepted March 15, 2012

Friedreich's ataxia (FRDA) is the most common hereditary ataxia, affecting ∼3 in 100 000 individuals in Caucasian populations. It is caused by intronic GAA repeat expansions that hinder the expression of the

FARA Friedreich's Ataxia Research Alliance

Why Interferon gamma for FA? 26

A
IFNγ
- 200 500 1000 ng/ml
frataxin
actin
FRDA fibroblasts
B
IFNγ
- - 50 100 200 ng/ml
frataxin
actin
HC
FRDA
PBMC
C
FRDA fibroblasts
mRNA relative expression
2
1,8
1,6
1,4
1,2
1
0,8
0,6
0,4
0,2
0
**
*
-
1h
2h
4h
IFNγ
D
FRDA fibroblasts
mRNA relative expression
-
IFNγ
act
act
+
IFNγ

FARA Friedreich's Ataxia Research Alliance

Why Interferon gamma for FA? 27

Why Interferon gamma for FA?
•
FRDA mice improve both locomotor activity and
motor coordination, when treated with IFN , and
that this is paralleled by both frataxin upregulation
and neuronal preservation in DRG.

Pilot Study of IFN in Children with FA
•
Investigator-initiated study; IND waiver
– Goals
•
Safety and tolerability of IFN
•
Effect on frataxin protein levels
•
Effect on neurologic function
•
Design:  Small, open-label
pilot study
•
12 Individuals with genetic confirmation of FA, ages 5-17
•
Dose-escalation
(10mcg/m2, 25mcg/m2, 50mcg/m2 – 3xwk)
every two weeks based on
tolerability
•
Overall treatment phase was 12 weeks
•
Reevaluation 1 month post treatment

Study Outcome Measures

•
Primary outcome measure
–
Effect of IFN- on frataxin mRNA and protein levels in whole blood (primary)
and buccal cells after 12 weeks of treatment.
•
Secondary outcome measures
•
Pharmacokinetic: in vivo and in vitro levels of IFN- , whole blood
•
Neurologic: Friedreich’s Ataxia Rating Scale (FARS), Timed 25 Foot Walk
Test (T25FW), 9-Hole Peg Test (9HPT), Low Contrast Sloan Letter Acuity
(LCSLA), Listening in Spatialized Noise – Sentences (LiSN-S)
•
Overall clinical measures: Global Impression of Clinical Severity, Modified
Fatigue Impact Scale, Activities of Daily Living, Pediatrics Quality of Life
scales
•
Safety and Tolerability: Clinical safety lab testing, electrocardiogram, assessment of adverse events, flu-like symptoms (FLS), injection-site reactions (ISR)

Demographics

8-17 years old, mean age of 12
Mean GAA repeat length 835
Mean age of onset was 6
12 of 12 subjects screened met criteria
Two subjects did not follow dose escalation protocol
due to adverse events
Two subjects withdrawn from the study for inability
to complete study procedures

-
-
-
- γ
-

γ

FARA Friedreich's Ataxia Research Alliance

No drug-related serious adverse events (SAE)
occurred
11 of 12 subjects experienced at least 1 AE
Low grade, not dose related
Largely known side-effects of IFN-
Two subjects were unable to continue with dose-
escalation of IFN- due to moderate to severe flu-like
symptoms
Safety and tolerability

Frataxin Measurements
A rapid, noninvasive immunoassay for frataxin: utility in assessment of Friedreich ataxia, Deutsch EC
1
, Santani
AB,
Perlman
SL,
Farmer
JM,
Stolle
CA,
Marusich
MF,
Lynch
DR.
Mol Genet Metab. 2010 Oct-Nov;101(2-3):238-45.
Usefulness of frataxin immunoassays for the diagnosis of Friedreich ataxia,
Deutsch EC
1
, Oglesbee D , Greeley NR , Lynch
DR,
J Neurol Neurosurg
Psychiatry. 2014 Sep;85(9):994-1002.
Validation in whole blood and buccal cells
Exploratory – RBCs, platelets and WBCs
– While there was statistically significant change it was not at a level or magnitude that could be clinically meaningful
– Unaffected tissue

2
3

Buccal cell frataxin levels, Baseline to End of Study
Active Treatment Phase
Frataxin level, % of control
80
70
60
50
40
30
20
10
0
0
V2
V3
V4
V5
V6
V7
Visit
1
2
3
4
5
6
7
8
9
10
11
12
Mean

FARA Friedreich's Ataxia Research Alliance

34

Friedreich Ataxia Rating Scale (FARS)

Clinical neurological exam and ADL based scale developed by
S. Subramony
•
Good inter-rater reliability; correlates with duration, disability and ADL
•
Bulbar – speech, facial strength, cough
•
Upper Extremity – finger to nose, dysmetria, finger taps
•
Lower Extremity – heel to shin – slide and tap
•
Peripheral Nerves – reflexes, proprioception, sensation
•
Upright Stability – sitting, standing, walking
•
FARS, Functional Disability Rating Scale – 0-6
•
Clinician grading
•
FARS, Activities of Daily Living 0-36
•
Patient response
•
FARS Neuro, 5 separate subscores (0-125)

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428 L. S. FRIEDMAN

TABLE 1. *Change in measures over 1 and 2 year periods*

	Baseline to yr 1				Baseline to yr 2			
Measure	Mean	SD	Skew-ness	SD/Mean	Mean	SD	Skewness	SD/Mean
9HPT^{-1}	−0.00087	0.002	−0.403	2.30	−0.0016	0.0024	0.094	1.50
T25FW^{-1}	−0.0094	0.036	−1.3	3.83	−0.015	0.036	−2.6	2.40
LCLA	2.29	11.9	0.31	5.18	5.99	16.2	0.32	2.70
PATA	0.87	3.17	1.03	3.64	0.86	4.27	0.41	4.97
Z2	−0.17	0.45	−0.61	2.65	−0.32	0.47	−1.10	1.47
Z3	−0.23	0.58	−0.86	2.52	−0.48	0.66	−0.37	1.38
FDS	0.23	0.49	0.63	2.13	0.33	0.57	0.60	1.72
ADL	1.39	3.17	0.48	2.28	2.62	3.06	0.22	1.17
FARS	3.55	6.96	0.02	1.96	6.16	7.35	−0.16	1.19
E-FARS	5.51	8.77	0.01	1.59	8.93	8.87	0.04	0.99

SD: Standard deviation, 9HPT^{-1}: Reciprocal value of 9 hole peg test, 25FTW^{-1}: Reciprocal value of timed 25 foot walk, LCLA: Low-contrast letter acuity test, PATA: PATA speech test, Z2: Composite of Z scores from 9HPT^{-1} and 25FTW^{-1}, Z3: Composite of Z scores from 9HPT^{-1},25FTW^{-1}, and LCLA, FDS: Functional Disability Scale, ADL: Activities of Daily Living, FARS: Friedreich Ataxia Rating Scale, E-FARS: Expanded FARS (ADL, FARS, and FDS scores added together).

9:07 AM 10/11/2014

FARA Friedreich's Ataxia Research Alliance

36

Assessment	N	Baseline Score ± St. Dev.	Mean Change ± St. Dev.	P value
FARS (Bulbar)	10	0.7 ± 0.5	-0.1 ± 0.4	0.69
FARS (Upper Extremity)	10	18.0 ± 2.6	-3.5 ± 3.6	0.022
FARS (Lower Extremity)	10	8.5 ± 2.2	-0.7 ± 1.2	0.16
FARS (Peripheral Nerves)	10	12.8 ± 0.8	-0.8 ± 0.9	0.062
FARS (Upright Stability)	10	29.6 ± 5.5	0.067 ± 1.2	1
FARS Total	10	69.5 ± 9.1	-4.98 ± 3.6	0.0078

FARA Friedreich's Ataxia Research Alliance

FARS: Clinical Outcome Measure 37

Figure 3D: FARS Scores, Baseline to End of Study
Active Treatment Phase
85
80
75
70
65
60
55
50
45
FARS Score
0
V5
V7
Visit
1
2
3
4
5
6
7
8
9
10
Mean

FARA Friedreich's Ataxia Research Alliance

38

Assessment	N	Baseline Score ± St. Dev.	Mean Change ± St. Dev.	P value
Visual acuity (number letters correct)	10	117.9 ± 24.4	-7.5 ± 14.9	0.19
1/T25FW (sec^{-1})	12	0.1 ± 0.1	-0.018 ± 0.054	0.55
1/9HPT (sec^{-1})	12	0.0 ± 0.0	-0.00021± 0.0022	0.85

FARA Friedreich's Ataxia Research Alliance

Performance Measures 39

Conclusions
IFN- was safe and well-tolerated
No overt significant increase in frataxin levels
–
Presence of increased levels through treatment
–
Sampling limited to unaffected tissue
–
Timing of sampling - short half life of gamma interferon
–
Limited to FDA approved dose for other diseases
Clinically significant neurologic improvement
magnitude

Limitations • The small size of the study • Absence of a placebo group • One site 41

Future Directions
•
Double-blind, placebo-controlled trial
•
Larger number of subjects
•
Frataxin measurements more consistently timed
with dosing
•
Frataxin measurement in affected tissue
–
Muscle
•
Explore higher-dose

43 Non-Confidential Information – Horizon Pharma plc Ronald J. Bartek Co-Founder & President of FARA FARA’s Mission and Strategy

FARA Mission & Strategy
Mission is to marshal and focus the resources and relationships needed to cure FA
Guiding Principle - Collaboration and Partnership
• As a rare disease we can not afford to seek progress in isolation
Strategy
•
Growing the scientific community
•
Diverse and Deep Pursuit of Treatments
•
Focus on Infrastructure needs
•
Public-Private Partnership
•
Advocacy

FARA Research and Clinical Programs
Grant
Program
Scientific
Conference
Program
Patient Registry &
Education
Program
Collaborative
Clinical
Research
Network
Advocacy
•24/7/365
•Peer-reviewed
•Basic,
Translational
and Clinical
Research
• > $25 Million
in research
funding to
scientists in
both public and
private
organizations.
•Facilitating
rapid and open
sharing research
•Promoting
collaboration
•Nurturing young
investigators
•Patient
Recruitment
•2200 Registrants
•Athena Diagnostics
sends letter to
referring physicians
alerting them to the
FARA Patient
Registry when an
individual is
diagnosed.
•10 Network Sites
Worldwide
•>750 Individuals
seen on an annual
•Infrastructure for
clinical research,
including natural
history, outcome
measures,
biorepository,
biomarker studies
and trials.
•Trained physicians
and coordinators
•Promote
public- private
partnership.
•Government
(NIH &FDA)
•Pharmaceutica
l Industry
•Other
advocacy
organizations

FARA Patient Registry
•
The FARA Patient Registry is the only worldwide registry of FA patients
•
Web-based, patient entered demographic and basic clinical
data
•
Proven successful for clinical research and trial recruitment.
– 7 clinical trials; 9 clinical research studies
– Recruiting subjects in hours and days not weeks and months
•
Providing good evidence for geographic distribution and
population data

Age Distribution of Individuals in Registry

30 - 50 (46%)
50+ (16%)
0 - 10 (1%)
11 - 18 (11%)
19 - 29 (24%)

Age at Diagnosis of Individuals in Registry

16 - 20 (18%)
21 - 30 (14%)
11 - 15 (25%)
31+ (10%)
6 - 10 (19%)
0 - 5 (11%)

FARA Friedreich's Ataxia Research Alliance

FARA Patient Registry Over 2000 Patients Active Enrollment From 65 Countries Top Five Countries – United States (64%), Canada, United Kingdom, Australia, Spain 47

FARA Patient Registry Average 200 new registrants per year 48 0 500 1000 1500 2000 2500 2006 2008 2010 2012 2014 >2400 individuals with FA Enrolled New Enrollment /YR Existing

Collaborative Clinical Research Network in FA
(CCRN in FA)
•
Established 10 years ago - 10 sites in U.S., Australia and
South America
•
Goals
•
Provide quantitative serial clinical data on patients – natural history
•
Design improved clinical measures for use in trials
•
Build a clinical database in parallel with a biorepository for use in translational research including modifier gene studies and biomarker studies
•
Create a mechanism for sharing data and resources
•
Facilitate the implementation and conduct of clinical trials
•
Define best practices for FA and provide the highest level of clinical care for patients

CCRN in FA Cohort Assessment N Mean SD Age of Onset 746 13.7 10.03 Age at Baseline 746 26.2 15.17 Shorter GAA repeat 746 632.7 241.14 50 Gender Male 50% Female 50%

Advocacy
•
NIH –
Member NINDS Council, Steering Committee NINDS non-profit
forum, Rare Disease Patient Registry Advisors
– 1 NIH RAID grant for non-cancer condition
•
Partnership – Industry, Academia, Advocacy
•
Raising awareness and knowledge at FDA
– 2013 & 2014 – Invited speakers at FDA training
– FA community members on FDA Advisory panels
•
Institute of Medicine
– Accelerating Drug Development for Rare Diseases
– Independent Review of the RAC

st

Researchers & Physicians Government NIH, FDA Pharma & Biotech Patients and Families FARA FARA 52

Clinical and Regulatory Plan
Clinical and Regulatory Plan
Jeffrey W. Sherman, M.D., FACP
Executive Vice President, Research and
Development, Chief Medical Officer
Non-Confidential Information – Horizon Pharma plc

Clinical/Regulatory Considerations for FA
Clinical/Regulatory Considerations for FA
•
FA is a debilitating, life-shortening, ultra orphan disorder
(prevalence of 1 in 50,000 people in U.S.)
•
No treatment for patients only monitored for symptoms
•
Increase in initiatives and incentives from FDA to expedite
treatments for conditions such as FA
–
Rare and orphan disease programs
–
Expedited programs for serious conditions
–
Best Pharmaceuticals for Children Act (BPCA)
•
ACTIMMUNE already FDA approved for two debilitating,
orphan diseases
•
Supplement approval pathway typically more straightforward
than new entity approval

Non-Confidential Information – Horizon Pharma plc

Non-Confidential Information – Horizon Pharma plc
Potential to Address an Unmet Medical Need
Potential to Address an Unmet Medical Need
Before Treatment

Source: Patient Blog  http://fafysio.wordpress.com/2014/08/21/amazing-ilva/#comments

Potential to Address an Unmet Medical Need
Potential to Address an Unmet Medical Need
On Treatment
(200mcg 3x/week
[2x CGD Dose])
after 6 months

Non-Confidential Information – Horizon Pharma plc
Source: Patient Blog  http://fafysio.wordpress.com/2014/08/21/amazing-ilva/#comments

Anticipated ACTIMMUNE FA Clinical/Regulatory Timeline
Anticipated ACTIMMUNE FA Clinical/Regulatory Timeline
October
2014
November
2014
October
2014
Q1
2015
Received Orphan
Drug Designation
for ACTIMMUNE
to treat FA
Pre-IND meeting
with FDA
Planning ongoing in
collaboration with
CCRN in FA and FARA
for FDA Pre-IND
meeting and next-step
development activities
leading to clinical
study and
supplemental BLA
Phase 3 clinical trial
start pending FDA
Pre-IND meeting
feedback and IND
submission
IND Submission:
Also planning a
submission at the
same time to FDA
expedited programs
for serious
conditions (e.g., Fast
Track Designation)
pending Pre-IND
meeting feedback
Q2
2015
Non-Confidential Information – Horizon Pharma plc

Additional Potential ACTIMMUNE Indications
Additional Potential ACTIMMUNE Indications

•
Autosomal Dominant Osteopetrosis (ADO)
–
1 in 250,000 in the U.S. (1)
•
Severe Atopic Dermatitis (AD)  - 3.4 million
(2)
–
Methicillin Resistant Staphylococcus aureus
(MRSA) infection  - colonization up to 11% (3)
–
Eczema Herpeticum (EH) - < 3%; ~102,000 (4)
•
Cutaneous T-Cell Lymphoma (CTCL)
–
6 in 1 million in the U.S.
(5)
Non-Confidential Information – Horizon Pharma plc
(1)
Shaw, Tatyana E, Gabriel P Currie, Caroline W Koudelka, and Eric L Simpson. Eczema Prevalence in the United States: Data from the 2003 National Survey of
Children’s Health. The Journal of Investigative Dermatology 131 (1): 67–73. doi:10.1038/jid.2010.251.
(2)
Hanifin, Jon M, Michael L Reed, and Eczema Prevalence and Impact Working Group. 2007. “A Population-Based Survey of Eczema Prevalence in the United
States.” Dermatitis: Contact, Atopic, Occupational, Drug 18 (2): 82–91.
(3)
Huang, Jennifer T., Melissa Abrams, Brook Tlougan, Alfred Rademaker, Amy S. Paller.  Treatment of Staphylococcus aureus Colonization in Atopic Dermatitis
Decreases Disease Severity.  Pediatrics Vol. 123 No 5 May1, 2009 pp. e808-e814 (dol:10,152/peds/2008-2217).
(4)
Leung, Donald Y M. 2013. “Why is Eczema Herpeticum Unexpectedly Rare? “  Antiviral Research 98 (2): 153-57 . Doi:10.1016/j.anitivral.2013.02.010.
(5)
Cutaneous T-Cell Lymphoma Facts. Leukemia & Lymphoma Society. June 2014
.

59 ACTIMMUNE Market Overview ACTIMMUNE Market Overview Brian Andersen Group Vice President and General Manager, Orphan Business Unit Non-Confidential Information – Horizon Pharma plc

60 ACTIMMUNE Impacts Patients’ ACTIMMUNE Impacts Patients’ Lives Lives Non-Confidential Information – Horizon Pharma plc

The Primary Immune Deficiencies

Percentages
2%
10%
18%
50%
20%
ANTIBODY
COMBINED
PHAGOCYTE
COMPLEMENT
CELLULAR

Chronic Granulomatous Disease (CGD) Overview
•
CGD was identified in the 1950’s
•
Survival has improved over time and
most patients are able to manage their
disease and can live well into adulthood
•
CGD is a disease of the immune system
and described as a primary
immunodeficiency disorder
•
CGD is the most  common disorder of
phagocytes making up 6% of primary
immune deficiencies
•
~1 in every 200,000 babies are born
with CGD.  There are estimated to be
~1,600 CGD patients in the U.S.

Non-Confidential Information – Horizon Pharma plc

Lung
(pneumonia)
Lymph nodes
(lymphadenitis)
Liver
(abscess)
Bone
(osteomyelitis)
Skin
(abscess or
cellulitis)
Gastrointestinal
granulomas
Colitis
Genitourinary
granulomas

Non-Confidential Information – Horizon Pharma plc

Common Presentation Indicating CGD
Common Presentation Indicating CGD
In the U.S., the majority of CGD-related
infections are caused by:
* This is not a complete list of pathogens. Infections may also be caused by other species of bacteria, fungi, and yeast not listed here.
Pathogen*
Type of
Infection
Common Presentation
Aspergillus
species
Fungal Pneumonia, lymphadenitis,
osteomyelitis, brain abscess
Burkholderia
species
Bacterial Pneumonia, sepsis
Nocardia
species
Bacterial Pneumonia, osteomyelitis,
brain abscess
Serratia
marcescens
Bacterial More common:
Osteomyelitis, soft tissue
infections
Less common:  Pneumonia,
sepsis
Staphylococcus
aureus
Bacterial Soft tissue infections,
lymphadenitis, liver abscess,
osteomyelitis, pneumonia,
sepsis
Most frequent sites of infection and
common inflammatory complications
resulting from CGD

van den Berg JM, et al. (2009) Chronic Granulomatous Disease: The European Experience. PLoS ONE 4(4): e5234.
Typically Diagnosed Before the Age of Five
•
CGD may become apparent any time from infancy to late adulthood
•
>75% are diagnosed before the age of five years
•
CGD is under-diagnosed and can be misdiagnosed
•
Diagnostic testing is readily available

Non-Confidential Information – Horizon Pharma plc

ACTIMMUNE® (n=63)
Placebo (n=65)
p=0.0006
Cumulative proportion of patients free of serious infections
Days after randomization

p=0.02
1493 days
497 days
Days
Placebo (n=65)
ACTIMMUNE® (n=63)

ACTIMMUNE Clinical Benefit in CGD
ACTIMMUNE Clinical Benefit in CGD
Fewer Days of Hospitalization
Reduction in Relative Risk of Serious Infections
Non-Confidential Information – Horizon Pharma plc
* Serious infection was defined as an infection requiring hospitalization and parenteral antibiotics
**The beneficial effect of ACTIMMUNE was demonstrated throughout a 12 month study
•
67% reduction in relative risk of serious
infection* in patients receiving ACTIMMUNE
(p=0.0006)
•
64% reduction in total number of serious
infections* (p<0.0001)
•
Placebo patients required 3x as many inpatient
hospitalization days for treatment of clinical
events compared to patients receiving
ACTIMMUNE (p=0.02)
•
77% of patients receiving ACTIMMUNE were
free of serious infections vs. 30% receiving
placebo. ** (P= 0.0006).  The mean duration of
therapy for these patients was 8.9 months
•
A long-term observational follow-up study of
patients who received adjunctive prophylactic
therapy with ACTIMMUNE demonstrated an
incidence of 0.30 serious infections* per
patient-year

Severe Malignant Osteopetrosis (SMO) Overview
•
SMO is a one form of osteopetrosis and is sometimes referred to as marble bone disease or malignant infantile osteopetrosis (MIOP)
•
Often misdiagnosed as hematologic cancer
•
~1 in every 250,000 babies are born with SMO
•
There are estimated to be ~200 SMO patients in the U.S.

Non-Confidential Information – Horizon Pharma plc

Non-Confidential Information – Horizon Pharma plc

• Most severe form and diagnosis usually in first
months of life
• Clinical Presentation
–
Failure to thrive
–
Impaired vision or blindness
–
Hearing loss
–
Fractures, frontal bossing, macrocephaly,
hydrocephalus,  hypocalcaemia
–
Infections
–
Absence of the bone marrow cavity results in
severe anemia and thrombocytopenia
• If left untreated, generally lethal < 10 years old
due to severe anaemia, bleeding or infections
associated with bone marrow failure
Severe Malignant Osteopetrosis (SMO)
Severe Malignant Osteopetrosis (SMO)
Clinical Presentation
Clinical Presentation
Sobacchi et al. Nature Rev Endocrinology. 2013 (9) 522-36

ACTIMMUNE Clinical Benefit in SMO
ACTIMMUNE Clinical Benefit in SMO
•
Median time to disease
progression was significantly
delayed in the ACTIMMUNE
plus calcitriol arm (165 days)
vs. calcitriol alone (65 days)
•
When combined with data
from a second study, 19 of 24
patients on ACTIMMUNE
therapy (+/- calcitriol) for at
least 6 months had reduced
trabecular bone volume
compared to baseline
Delays the time to disease
progression
(1)
in patients with SMO
(1) Disease progression is defined by death, significant reduction in hemoglobin or platelet counts, a serious bacterial infection requiring antibiotics, a 50 dB decrease in hearing, or progressive optic atrophy.
Non-Confidential Information – Horizon Pharma plc
(1)

Weekly CGD/SMO SP Vials Dispensed
600
550
500
450
400
350
300
250
200
150
100
50
0
Mar-11
May-11
Jul-11
Sep-11
Nov-11
Jan-12
Mar-12
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
Jul-13
Sep-13
Nov-13
Jan-14
Mar-14
May-14
Jul-14
Sep-14

Non-Confidential Information – Horizon Pharma plc
Weekly CGD/SMO SP Vials Dispensed up 73%
Weekly CGD/SMO SP Vials Dispensed up 73%
Likely impacted by lack of patient
support programs and promotion
+73%
Jun-12:  Vidara acquires
ACTIMMUNE ®
Sep-12:
COMPASS
HUB launched
Apr-13:  Launched
patient ed. brochure
& HCP detailer
Jan-13:  New
brand launched
with COMPASS
brochure
Jan-14:  Launched new
ACTIMMUNE.com
website
Note:  8-week moving average CGD/SMO vials dispensed per SP data. Excludes OptumRx, CignaTel Drug, Aetna SP and FEP.
~200+ new CGD patients have initiated ACTIMMUNE
therapy since July 2012

6/4/12
6/25/12
7/16/12
8/6/12
8/27/12
9/17/12
10/8/12
10/29/12
11/19/12
12/10/12
12/31/12
1/21/13
2/11/13
3/4/13
3/25/13
4/15/13
5/6/13
5/27/13
6/17/13
7/8/13
7/29/13
8/19/13
9/9/13
9/30/13
10/21/13
11/11/13
12/2/13
12/23/13
1/13/14
2/3/14
2/24/14
3/17/14
4/7/14
4/28/14
5/19/14
6/9/14
6/30/14
7/21/14
8/11/14
9/1/14
9/22/14

Non-Confidential Information – Horizon Pharma plc
Our Commercial Effort is Focused Solely on CGD
Our Commercial Effort is Focused Solely on CGD
and SMO Patients
and SMO Patients

CGD / SMO
Other ICD-9
CGD / SMO
Other ICD-9
% of ACTIMMUNE® Specialty Pharmacy Vials Dispensed
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
70%
Note:  8-week moving average vials dispensed per specialty pharmacy data.  Excludes OptumRx, CignaTel Drug, Aetna SP and FEP.

7/4/11
8/4/11
9/4/11
10/4/11
11/4/11
12/4/11
1/4/12
2/4/12
3/4/12
4/4/12
5/4/12
6/4/12
7/4/12
8/4/12
9/4/12
10/4/12
11/4/12
12/4/12
1/4/13
2/4/13
3/4/13
4/4/13
5/4/13
6/4/13
7/4/13
8/4/13
9/4/13
10/4/13
11/4/13
12/4/13
1/4/14
2/4/14
3/4/14
4/4/14
5/4/14
6/4/14
7/4/14
8/4/14
9/4/14

Non-Confidential Information – Horizon Pharma plc
ACTIMMUNE CGD/SMO Patient Increase of 74%
ACTIMMUNE CGD/SMO Patient Increase of 74%
Note: Active Patient defined as a patient that has shipped in the last 120 days. Grossed up by 10% to account for restricted data from OptumRx, CignaTel, Aetna SP and
FEP patients.

0
25
50

Active CGD/SMO Specialty Pharmacy Patients
155 CGD/SMO Pts 270 CGD/SMO Pts

Non-Confidential Information – Horizon Pharma plc

ACTIMMUNE COMPASS Program
ACTIMMUNE COMPASS Program
COMPASS
Advocacy & Support Services)
*SP= Specialty Pharmacy, **SD= Specialty Distributor,
†
For FDA approved indications
•
Benefits Investigation
•
Prior Authorization Support
†
•
Appeals Support
†
•
Co-Pay Assistance (Private Insurance)
•
Patient Assistance Program (Uninsured)
•
Foundation Referral (Public Insurance)
•
StarterRX (Private insurance)
•
BridgeRX (Private insurance)
•
Sharps Container Program/Syringe Disposal
–
Improved Patient Safety
–
Environmentally-friendly
•
Clinical Support Program
–
Improve persistency
–
Improve compliance
SP*
SP*
SD**
SD**
Patient Support
Patient Support
(Comprehensive Personalized Patient Prescription

Note: * All patient of European descent
Source: U.S. Census Bureau, L.E.K. analysis

FA Population Overview:  ~3,700 in the U.S.
U.S.
Population
X
%
Caucasian*
X
Diagnosed FA
prevalence in
Caucasians
=
Diagnosed FA
prevalence in
Caucasians
~320M X 78% X ~1.5/100,000
=
~3,700
72
Total estimated diagnosed FA prevalence is ~3,700 in the U.S.
Methodology
Non-Confidential Information – Horizon Pharma plc

85% of Diagnosed Patients are Early Onset Patients
73 Source: FARA, L.E.K. interviews and analysis
•
The vast majority (~85%) of
diagnosed patients are early onset
patients (i.e., exhibit symptoms
before age 25) and are typically
diagnosed by age 12
Age of FA onset and current age
among diagnosed prevalent FA
patients (2014)
Adult
( 25 years)
Percent of Patients)
Adolescent
(12-17 years)
Non-Confidential Information – Horizon Pharma plc
0
10
20
30
40
50
60
70
80
90
100
Late onset
(>25 years)
Early onset
Age of onset Current age of patient
(N=8)
( 25 years)
Pre-adolescent
(12-17 years)
)

Non-Confidential Information – Horizon Pharma plc
Neurological Examinations and Genetic Testing
Lead to Specialized Care Centers
74
•
Patients are typically referred by
their primary provider to
neurologists (including pediatric
neurologists) for evaluation and
diagnosis of FA
•
FA is typically suspected after a
neurological exam, though
genetic testing of frataxin is
needed for definitive diagnosis
•
KOLs estimate two thirds of FA
patients will eventually receive
care at a center that specializes in
muscular dystrophies, FA or
general ataxias
Source: L.E.K. interviews and analysis
FA patient journey
Pediatrician / PCP
Neurological (including
pediatric neurologist)
FA or ataxia
center
neurologist
MDA clinic
neurologist
Pediatric
Cardiologist
Clinical
geneticist
Specialized
care centers
33% of patients
are managed by
general
neurologists only
Return to
primary
neurologist
100% 20-40% 60-80%
33%
Return for
Regular
care
33%
FA or ataxia centers
are the primary care
center for ~50% of FA
patients
DIRECTIONAL
based on small N

Significant Growth Opportunities for ACTIMMUNE
•
Significant expansion opportunity in CGD & SMO
–
CGD & SMO still under-diagnosed or misdiagnosed
–
Increasing focus on supporting patient and advocacy groups to help the CGD and SMO communities
•
We will continue to enhance the COMPASS program to serve
patients
–
Scalable for new indications
–
Easily adapted for new orphan products

Non-Confidential Information – Horizon Pharma plc

76 Horizon Pharma plc Business Development Strategy Robert F. Carey Executive Vice President, Chief Business Officer Non-Confidential Information – Horizon Pharma plc

RAYOS®
(Prednisone) Delayed-release Tablets

VIMOVO
(naproxen/esomeprazole magnesium)
375/20-500/20 mg delayed-release tablets

ACTIMMUNE®
(Interferon gamma-1b)

Business Development Strategy
April 2010
Nitec Pharma
acquisition
November 2013
Acquired from
AstraZeneca
September 2014
Vidara Therapeutics
acquisition
Established track record of deal execution
Non-Confidential Information – Horizon Pharma plc

(1) AstraZeneca Annual Reports
(1) (1)
Rapidly Successful VIMOVO Acquisition
Perfect example of value arbitrage we intend to capture
through our BD strategy
Net Sales Product Highlights
•
Acquired November 18, 2013
from AstraZeneca
•
$35 million one-time payment
•
Leverages existing commercial
infrastructure
•
Rapid growth in VIMOVO
prescriptions and revenues
•
Maximizing value through price
and lower patient co-pay
•
$76.4 million in 1H 2014
revenues
78
Non-Confidential Information – Horizon Pharma plc
$25.0
$20.0
$34.0
$42.4
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
$45.0
2012 2013
1Q:14 2Q:14

Plan to Execute Aggressive Acquisition Strategy
•
Executing on our aggressive business development strategy
via product/company acquisitions to maximize shareholder
value creation
79
Potential for
attractive financial
returns – rapid
accretion, long-life
assets
Non-Confidential Information – Horizon Pharma plc
Near term focus
on U.S. marketed
products/
companies to
leverage core
strengths
Pursuing
products with
differentiated
clinical benefits
Differentiated
and/or under
appreciated
assets
regardless of
therapeutic area
Targeting
products with
potential annual
revenues of $20
million to $200
million
-
-

80 Q&A Non-Confidential Information – Horizon Pharma plc

Non-Confidential Information – Horizon Pharma plc 81 Appendix Appendix

Non-Confidential Information – Horizon Pharma plc
2011 2012 2013 2014 2013 2014 2013
Adjusted Non-GAAP Net Income (Loss):
GAAP Net Loss (113,265) $       (87,794) $          (149,005) $       (27,769) $          (18,441) $          (234,019) $       (40,612) $
Non-GAAP Adjustments:
Change in estimate of VIMOVO royalties -                      -                      -                      13,033               -                      13,033               -
Loss on derivative revaluation -                      -                      69,300               10,965               -                      214,995            -
Vidara acquisition costs -                      -                      -                      10,125               -                      14,174               -
Intangible impairment charge 69,621               -                      -                      -                      -                      -                      -
Amortization and accretion:
Intangible amortization expense (net of tax effect) 3,012                 3,782                 6,790                 4,683                 1,311                 9,363                 2,635
Amortization of debt discount and deferred financing costs 2,708                 2,740                 17,245               2,333                 919                      4,666                 1,829
Accretion of royalty liability -                      -                      -                      2,953                 -                      2,953                 -
Amortization of deferred revenue (166)                    (217)                    (930)                    (161)                    (147)                    (322)                    (215)
Stock-based compensation 2,530                 4,661                 5,014                 4,160                 1,021                 6,087                 2,100
Depreciation expense 446                      806                      1,174                 404                      299                      780                      558
Total of non-GAAP adjustments 78,151               11,772               98,593               48,495               3,403                 265,729            6,907
Adjusted Non-GAAP Net Income (Loss) (35,114) $    (76,022) $    (50,412) $    20,726 $     (15,038) $    31,710 $     (33,705) $
Weighted average shares - basic 9,014,968         38,871,422      63,657,924      73,384,801      62,872,173      70,164,267      62,339,285
Weighted average shares - diluted 9,014,968         38,871,422      63,657,924      98,073,812      62,872,173      93,119,769      62,339,285
Adjusted Non-GAAP net income (loss) per common share-basic 0.28 $                0.28 $                0.28 $                0.28 $                (0.24) $              0.45 $                (0.54) $
Adjusted Non-GAAP net income (loss) per common share-diluted 0.21 $                0.21 $                0.21 $                0.21 $                (0.24) $              0.34 $                (0.54) $
(Unaudited) (Unaudited)
Three Months Ended June 30, Six Months Ended June 30, Fiscal Year Ended December 31,
GAAP to Non-GAAP Reconciliation
GAAP to Non-GAAP Reconciliation

Non-Confidential Information – Horizon Pharma plc
GAAP to Non-GAAP Reconciliation (continued)
GAAP to Non-GAAP Reconciliation (continued)
83
2011 2012 2013 2014 2013 2014 2013
EBITDA and Adjusted EBITDA:
GAAP Net Loss (113,265) $      (87,794) $        (149,005) $      (27,769) $       (18,441) $       (234,019) $     (40,612) $
Depreciation 446 806 1,174 404 299 780 558
Amortization and accretion:
Intangible amortization expense 3,753 4,732 8,136 5,029 1,634 10,056 3,297
Accretion of royalty liability - - - 2,953 - 2,953 -
Amortization of deferred revenue (166) (217) (930) (161) (147) (322) (215)
Interest expense, net (including amortization of
debt discount and deferred financing costs) 6,284 14,525 39,178 4,207 3,442 8,414 7,045
Expense (benefit) for income taxes (14,683) (5,171) (1,121) 880 (351) (225) (1,232)
EBITDA (117,631) $      (73,119) $        (102,568) $      (14,457) $       (13,564) $       (212,363) $     (31,159) $
Non-GAAP adjustments:
Change in estimate of VIMOVO reyalties - - - 13,033 - 13,033 -
Intangible impairment charge 69,621 - - - - - -
Loss on derivative revaluation - - 69,300 10,965 - 214,995 -
Vidara acquisition costs - - 1,252 10,125 - 14,174 -
Stock-based compensation 2,530 4,661 5,014 4,160 1,021 6,087 2,100
Total of Non-GAAP adjustments 72,151 $          4,661 $            75,566 $          38,283 $         1,021 $           248,289 $       2,100 $
Adjusted EBITDA (45,480) $  (68,458) $  (27,002) $  23,826 $   (12,543) $  35,926 $   (29,059) $
(Unaudited) (Unaudited)
Three Months Ended June 30, Six Months Ended June 30, Fiscal Year Ended December 31,

Horizon Pharma plc October 13, 2014 Friedreich's Ataxia Analyst Day Presentation Non-Confidential Information – Horizon Pharma plc